                                                                   Exhibit 15(b)

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2001.


                                    /s/Glenn D. Lammey
                                    Director, Chief Financial Officer,
                                    Chief Accounting Officer and Controller
                                    The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts a Director The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2001.


                                         /s/Marla Berman Lewitus
                                         Director
                                         The Travelers Life and Annuity Company